THIRD AMENDMENT AGREEMENT
This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of June, 2013 among:
(a)    SHILOH INDUSTRIES, INC., a Delaware corporation (“Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)    THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation, as the co-lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)    PNC CAPITAL MARKETS, LLC, as co-lead arranger;

(e)    PNC BANK, NATIONAL ASSOCIATION, as syndication agent; and

(f)    THE HUNTINGTON NATIONAL BANK and RBS CITIZENS, NATIONAL ASSOCIATION, as co-documentation agents.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of April 19, 2011, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty Million Dollars ($120,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Maximum Revolving Amount”, “Permitted Mexican Subsidiary Loans and Investments”, “Revolving Amount” and “Secured Obligations” therefrom and to insert in place thereof, respectively, the following:

“Maximum Revolving Amount” means Two Hundred Fifty-Five Million Dollars ($255,000,000), as such amount may be reduced pursuant to Section 2.9(a) hereof.

“Permitted Mexican Subsidiary Loans and Investments” means (a) loans to the Mexican Subsidiaries from, guaranties of Indebtedness of the Mexican Subsidiaries by, and investments in the Mexican Subsidiaries by, Borrower or any Domestic Subsidiary in an amount not to exceed, in the aggregate for all such loans, guaranties and investments, Five Million Dollars ($5,000,000) at any time outstanding or existing (exclusive of the loans and investments made prior to the Closing Date, as listed in Schedule 5.11 hereto); and (b) loans to a Mexican Subsidiary from another Mexican Subsidiary.

“Revolving Amount” means One Hundred Seventy-Five Million Dollars ($175,000,000), as such amount may be increased up to the Maximum Revolving Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

“Secured Obligations” means, collectively, (a) the Obligations, (b) all obligations and liabilities of the Companies owing to a Lender (or an entity that is an affiliate of a then existing Lender) under Hedge Agreements, and (c) the Bank Product Obligations owing to a Lender (or an entity that is an affiliate of a then existing Lender) under Bank Product Agreements; provided that Secured Obligations of a Credit Party shall not include Excluded Swap Obligations owing from such Credit Party.

2.    Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, together with the rules and regulations promulgated thereunder.

“Excluded Swap Obligations” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party's failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Credit Party and any and all guarantees of such Credit Party's Swap Obligations by other Credit Parties), at the time such guarantee or grant of security interest of such Credit Party becomes, or would become, effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is, or becomes, illegal.

“Swap Obligations” means, with respect to any Company, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Third Amendment Effective Date” means June 4, 2013.

3.    Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

4.    Reallocation of Outstanding Amounts. On the Third Amendment Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 1 hereto.

5.    Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a)    execute and deliver to Agent, for delivery to each Lender that requested a Revolving Credit Note, a new or replacement Revolving Credit Note for such Lender in the amount specified in Schedule 1 to the Credit Agreement (after giving effect to this Amendment);

(b)    deliver to Agent certified copies of the resolutions of the board of directors of Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

(c)    execute and deliver to Agent, for its sole benefit, the Third Amendment Agent Fee Letter, and pay to Agent the fees stated therein;

(d)    pay upfront frees to Agent in an amount equal to One Hundred Ten Thousand Dollars ($110,000), for the pro-rata benefit of any new Lender (based on the amount of its new Commitment) and any existing Lender increasing its Commitment (based on the amount of the increase of its existing Commitment);

(e)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(f)    pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.

6.    Post-Closing Deliveries. On or before each of the dates specified in this Section 6 (unless a longer period is agreed to by Agent, in its reasonable discretion), Borrower shall satisfy each of the following items specified in the subsections below:

(a)    Good Standing Certificates. No later than ten days after the Third Amendment Effective Date, Borrower shall deliver to Agent a good standing certificate (or full force and effect certificate) for each Credit Party issued by the Secretary of State in the state where such Credit Party is incorporated or formed.

(b)    Lien Searches. No later than ten days after the Third Amendment Effective Date, Borrower shall deliver to Agent updated Uniform Commercial Code lien search results, satisfactory to Agent, for Borrower and each Guarantor of Payment.

(c)    Real Estate Matters. No later than thirty (30) days after the Third Amendment Effect Date, with respect to each parcel of the Real Property owned by a Credit Party for which Borrower has delivered to Agent a Mortgage, Borrower shall deliver to Agent, if requested by Agent, (i) an executed original Mortgage amendment reflecting the increase of the Revolving Amount, and (ii) an appropriate endorsement to the policy of title insurance, each to be in form and substance satisfactory to Agent.

7.    Compass Bank as a Lender. By executing this Amendment, Compass Bank (“Compass Bank”) represents and warrants to Borrower, Agent and the Lenders that (a) it meets the requirements to be an assignee as set forth in Section 11.10 of the Credit Agreement; (b) it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (c) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the other Related Writings are required to be performed by it as a Lender thereunder; and (d) it has reviewed each of the Loan Documents. Compass Bank appoints Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof. On the Third Amendment Effective Date, after execution of this Amendment, Compass Bank shall become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to Compass Bank, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by Compass Bank in a written notice to each of the other parties.

8.    Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Third Amendment Effective Date as if made on the Third Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

9.    Waiver and Release. Borrower, by signing below, hereby waives and releases Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

10.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

11.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

13.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

14.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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11740442.9

JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT OR THE LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SHILOH INDUSTRIES, INC.

By: /s/ Thomas M. Dugan
Thomas M. Dugan Vice President of Finance and Treasurer

THE PRIVATEBANK AND TRUST COMPANY
as Agent and as a Lender
By: /s/ Robert M. Walker
By: Robert M. Walker Managing Director

PNC BANK, NATIONAL ASSOCIATION By: Name: Title:

THE HUNTINGTON NATIONAL BANK By: Name: Title:

RBS CITIZENS, NATIONAL ASSOCIATION By: Name: Title:

FIRSTMERIT BANK, N.A. By: Name: Title:

Address: 2200 Post Oak Blvd Houston, TX 77056 Attention: Corporate Relationship Manager	COMPASS BANK By: Name: Title:

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of June 4, 2013. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT, LENDERS AND THE UNDERSIGNED.

SHILOH CORPORATION	JEFFERSON BLANKING INC.
GREENFIELD DIE & MANUFACTURING
CORP.	By: /s/ Thomas M. Dugan
SHILOH AUTOMOTIVE, INC.	Thomas M. Dugan
SHILOH INDUSTRIES, INC. DICKSON	Vice President of Finance
MANUFACTURING DIVISION
LIVERPOOL COIL PROCESSING,	By: /s/ Michael Randall
INCORPORATED	Michael Randall
MEDINA BLANKING, INC.	Assistant Secretary
THE SECTIONAL DIE COMPANY
SECTIONAL STAMPING, INC.	SHILOH DIE CAST LLC
ALBANY-CHICAGO COMPANY LLC
By: /s/ Thomas M. Dugan
Thomas M. Dugan	By: /s/ Thomas M. Dugan
Vice President of Finance	Thomas M. Dugan
Treasurer

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
The PrivateBank and Trust Company	20.57%	$36,000,000	$36,000,000
PNC Bank, National Association	18.29%	$32,000,000	$32,000,000
RBS Citizens, National Association	17.14%	$30,000,000	$30,000,000
Compass Bank	17.14%	$30,000,000	$30,000,000
The Huntington National Bank	15.43%	$27,000,000	$27,000,000
FirstMerit Bank, N.A.	11.43%	$20,000,000	$20,000,000
Total Commitment Amount	100%	$175,000,000	$175,000,000